CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

DERIVED INFORMATION   3/1/05

$650,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,150,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Fixed Rate Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  Approximately 1.1% of the mortgage loans do not provide for any payments of principal in the first five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,919
Total Outstanding Loan Balance	$197,074,876*	Min	Max
Average Loan Current Balance	$102,697	$4,936	$698,217
Weighted Average Original LTV	78.3%**
Weighted Average Coupon	7.66%	5.13%	14.25%
Arm Weighted Average Coupon	0.00%
Fixed Weighted Average Coupon	7.66%
Weighted Average Margin	0.00%	0.00%	0.00%
Weighted Average FICO (Non-Zero)	634
Weighted Average Age (Months)	2
% First Liens	86.5%
% Second Liens	13.5%
% Arms	00.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	1.6%

*

Fixed Rate collateral will compromise of approximately [$212,750,000] of the [$1,150,000,050] total deal collateral.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
OLTV Buckets for Cash Out Loans	Loans	Balance	Balance	%	%	FICO
1 - 75	398	60,758,072	46.3	6.93	62.4	627
76 - 80	250	37,585,343	28.6	7.16	79.6	632
81 - 85	72	11,247,658	8.6	7.14	84.3	628
86 - 100	216	21,713,992	16.5	8.19	93.6	644
Total:	936	131,305,066	100.0	7.22	74.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.13 - 5.50	4	937,371	0.5	5.31	74.9	680
5.51 - 6.00	82	17,578,170	8.9	5.91	69.1	676
6.01 - 6.50	159	32,309,015	16.4	6.31	73.4	660
6.51 - 7.00	256	44,046,559	22.4	6.78	73.6	639
7.01 - 7.50	166	24,125,874	12.2	7.28	76.9	632
7.51 - 8.00	194	22,412,029	11.4	7.80	77.9	620
8.01 - 8.50	104	11,429,769	5.8	8.30	80.4	601
8.51 - 9.00	125	10,380,873	5.3	8.75	82.6	602
9.01 - 9.50	82	4,534,933	2.3	9.27	87.9	599
9.51 - 10.00	124	6,429,172	3.3	9.80	90.8	614
10.01 - 10.50	112	5,283,398	2.7	10.31	91.2	609
10.51 - 11.00	159	6,783,710	3.4	10.84	96.5	625
11.01 - 11.50	82	3,351,166	1.7	11.29	99.1	629
11.51 - 12.00	186	5,052,987	2.6	11.77	96.0	604
12.01 - 12.50	24	673,264	0.3	12.31	90.4	594
12.51 - 13.00	19	902,187	0.5	12.65	96.0	617
13.01 - 13.50	5	250,757	0.1	13.45	94.9	612
13.51 - 14.00	35	576,068	0.3	13.69	100.0	589
14.01 - 14.25	1	17,574	0.0	14.25	100.0	609
Total:	1,919	197,074,876	100.0	7.66	78.3	634

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
476 - 500	4	272,305	0.1	10.91	70.3	500
501 - 525	40	4,090,541	2.1	8.75	69.4	515
526 - 550	80	9,104,544	4.6	8.38	73.0	540
551 - 575	128	15,095,464	7.7	7.85	73.5	565
576 - 600	393	25,424,894	12.9	8.48	81.5	589
601 - 625	355	33,758,464	17.1	7.75	77.8	614
626 - 650	383	35,703,873	18.1	7.78	79.7	637
651 - 675	266	32,696,341	16.6	7.33	81.1	662
676 - 700	114	16,361,933	8.3	6.99	79.0	687
701 - 725	75	12,963,484	6.6	6.71	76.2	709
726 - 750	43	6,353,031	3.2	6.90	78.2	736
751 - 775	24	3,226,421	1.6	6.86	72.4	762
776 - 800	9	1,513,963	0.8	6.66	82.9	782
801 - 814	5	509,617	0.3	6.48	60.1	809
Total:	1,919	197,074,876	100.0	7.66	78.3	634

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,936 - 50,000	685	18,841,737	9.6	10.52	93.4	619
50,001 - 100,000	535	39,661,439	20.1	8.48	80.2	625
100,001 - 150,000	290	35,476,460	18.0	7.65	77.3	625
150,001 - 200,000	158	27,349,798	13.9	6.96	74.2	636
200,001 - 250,000	105	23,465,808	11.9	6.79	73.3	639
250,001 - 300,000	60	16,619,760	8.4	6.70	75.2	650
300,001 - 350,000	30	9,866,062	5.0	6.69	78.9	667
350,001 - 400,000	15	5,645,335	2.9	7.05	77.3	635
400,001 - 450,000	17	7,293,356	3.7	6.79	76.2	634
450,001 - 500,000	12	5,876,509	3.0	6.85	76.4	646
500,001 - 550,000	5	2,646,923	1.3	6.86	76.9	652
550,001 - 600,000	3	1,707,961	0.9	6.39	66.7	626
600,001 - 698,217	4	2,623,727	1.3	6.47	84.6	699
Total:	1,919	197,074,876	100.0	7.66	78.3	634

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.480 - 50.000	94	10,173,856	5.2	7.00	40.7	624
50.001 - 55.000	35	5,047,012	2.6	6.58	53.2	655
55.001 - 60.000	46	5,896,458	3.0	7.00	57.9	614
60.001 - 65.000	84	14,920,176	7.6	6.68	63.2	638
65.001 - 70.000	92	15,100,242	7.7	7.06	68.7	621
70.001 - 75.000	111	17,847,908	9.1	7.15	73.5	624
75.001 - 80.000	429	61,005,132	31.0	7.19	79.7	640
80.001 - 85.000	108	14,864,040	7.5	7.37	84.3	629
85.001 - 90.000	119	15,850,098	8.0	7.79	89.6	638
90.001 - 95.000	95	8,151,482	4.1	8.46	94.7	639
95.001 - 100.000	706	28,218,471	14.3	10.24	99.8	636
Total:	1,919	197,074,876	100.0	7.66	78.3	634

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	758	45,927,852	23.3	8.64	83.8	628
1.00	86	16,752,169	8.5	7.20	75.0	652
2.00	236	14,872,636	7.5	9.55	91.1	633
2.50	2	410,729	0.2	8.45	85.1	695
3.00	781	110,264,044	56.0	7.12	74.8	635
4.00	1	305,182	0.2	6.60	83.8	702
5.00	55	8,542,264	4.3	6.92	78.8	628
Total:	1,919	197,074,876	100.0	7.66	78.3	634

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,387	137,862,164	70.0	7.51	78.5	630
Reduced	172	16,915,179	8.6	8.34	81.2	640
No Income/ No Asset	45	4,431,122	2.2	7.36	78.8	644
Stated Income / Stated Assets	315	37,866,411	19.2	7.93	76.6	645
Total:	1,919	197,074,876	100.0	7.66	78.3	634

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,801	185,635,594	94.2	7.64	78.5	633
Second Home	11	1,669,813	0.8	7.29	85.3	665
Investor	107	9,769,469	5.0	8.03	75.0	653
Total:	1,919	197,074,876	100.0	7.66	78.3	634

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	253	41,787,497	21.2	7.14	71.7	640
Florida	274	32,157,773	16.3	7.56	76.9	629
Texas	352	21,613,617	11.0	8.34	80.9	618
New York	81	17,755,494	9.0	7.11	75.6	648
Hawaii	19	4,996,963	2.5	6.57	77.2	651
Virginia	58	4,975,672	2.5	8.24	84.5	617
Ohio	70	4,805,270	2.4	8.13	84.9	626
Georgia	68	4,582,732	2.3	8.35	83.3	634
New Jersey	20	4,428,031	2.2	7.45	81.9	633
Oregon	37	4,213,881	2.1	7.58	81.2	639
Tennessee	61	4,187,738	2.1	8.24	85.8	621
Massachusetts	21	4,096,061	2.1	7.59	76.1	623
Maryland	32	4,056,935	2.1	7.60	81.4	642
Washington	42	3,997,638	2.0	7.44	81.1	637
Arizona	55	3,968,837	2.0	7.98	83.2	648
Other	476	35,450,737	18.0	8.10	82.5	636
Total:	1,919	197,074,876	100.0	7.66	78.3	634

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	833	50,595,294	25.7	8.77	89.0	645
Refinance - Rate Term	150	15,174,516	7.7	7.72	77.4	623
Refinance - Cashout	936	131,305,066	66.6	7.22	74.4	631
Total:	1,919	197,074,876	100.0	7.66	78.3	634

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Fixed Rate	1,919	197,074,876	100.0	7.66	78.3	634
Total:	1,919	197,074,876	100.0	7.66	78.3	634

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,694	169,163,161	85.8	7.68	78.3	630
PUD	61	8,715,608	4.4	7.35	80.9	663
2 Family	65	8,511,659	4.3	7.60	75.8	658
Condo	76	6,544,475	3.3	7.67	82.0	642
3-4 Family	23	4,139,973	2.1	7.48	74.1	666
Total:	1,919	197,074,876	100.0	7.66	78.3	634

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,911	194,900,425	98.9	7.67	78.4	634
60	8	2,174,450	1.1	6.64	76.5	692
Total:	1,919	197,074,876	100.0	7.66	78.3	634

    *     Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – ARM 2/28 Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  Approximately 25.9% of the mortgage loans do not provide for any payments of principal in the first two and five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,122
Total Outstanding Loan Balance	$769,743,128*	Min	Max
Average Loan Current Balance	$186,740	$31,960	$850,000
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	7.07%	4.80%	11.99%
Arm Weighted Average Coupon	7.07%
Fixed Weighted Average Coupon	0.00%
Weighted Average Margin	6.28%	3.25%	12.50%
Weighted Average FICO (Non-Zero)	627
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	100.0%
% Fixed	00.0%
% of Loans with Mortgage Insurance	0.1%

*

ARM 2/28 collateral will compromise of approximately [$831,450,000] of the [$1,150,000,050] total deal collateral.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
OLTV Buckets for Cash Out Loans	Loans	Balance	Balance	%	%	FICO
1 - 75	541	109,528,213	31.1	7.14	65.9	583
76 - 80	539	107,972,757	30.7	6.90	79.5	607
81 - 85	243	50,245,120	14.3	7.08	84.5	600
86 - 100	407	84,144,340	23.9	7.20	91.2	625
Total:	1,730	351,890,430	100.0	7.07	78.8	603

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.80 - 5.00	10	1,917,523	0.2	4.97	77.9	662
5.01 - 5.50	102	27,304,518	3.5	5.36	76.8	649
5.51 - 6.00	490	107,759,761	14.0	5.84	78.4	644
6.01 - 6.50	586	124,084,238	16.1	6.33	79.8	641
6.51 - 7.00	790	161,134,785	20.9	6.81	81.2	635
7.01 - 7.50	622	113,357,372	14.7	7.30	82.0	628
7.51 - 8.00	610	106,984,378	13.9	7.79	82.5	610
8.01 - 8.50	389	58,738,049	7.6	8.29	84.1	609
8.51 - 9.00	288	39,007,393	5.1	8.76	82.9	592
9.01 - 9.50	123	16,312,553	2.1	9.30	84.9	578
9.51 - 10.00	62	7,645,774	1.0	9.77	80.7	587
10.01 - 10.50	28	2,850,792	0.4	10.31	72.1	543
10.51 - 11.00	13	1,418,494	0.2	10.80	73.6	577
11.01 - 11.50	5	713,124	0.1	11.14	71.6	548
11.51 - 11.99	4	514,373	0.1	11.82	65.1	522
Total:	4,122	769,743,128	100.0	7.07	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
495 - 500	6	1,011,198	0.1	7.70	69.0	498
501 - 525	145	25,166,394	3.3	8.34	72.8	516
526 - 550	321	55,177,514	7.2	7.84	75.2	539
551 - 575	413	70,966,349	9.2	7.55	78.6	564
576 - 600	646	110,184,314	14.3	7.14	81.9	588
601 - 625	680	125,002,928	16.2	6.85	81.4	613
626 - 650	670	131,234,491	17.0	6.92	82.3	638
651 - 675	494	97,276,223	12.6	6.78	81.9	663
676 - 700	344	73,020,992	9.5	6.80	82.5	688
701 - 725	185	36,479,745	4.7	6.84	83.7	711
726 - 750	103	21,967,301	2.9	6.65	83.6	737
751 - 775	75	14,360,272	1.9	6.90	84.9	762
776 - 800	25	4,944,421	0.6	6.78	83.5	782
801 - 814	15	2,950,985	0.4	7.01	79.7	807
Total:	4,122	769,743,128	100.0	7.07	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
31,960 - 50,000	68	3,029,364	0.4	8.65	78.0	611
50,001 - 100,000	803	62,659,532	8.1	7.71	82.0	620
100,001 - 150,000	1,066	132,671,387	17.2	7.31	81.7	618
150,001 - 200,000	791	138,210,454	18.0	7.09	81.2	622
200,001 - 250,000	470	104,874,154	13.6	7.04	80.0	621
250,001 - 300,000	330	90,057,125	11.7	6.94	80.0	628
300,001 - 350,000	204	65,643,239	8.5	6.85	80.8	628
350,001 - 400,000	156	58,639,844	7.6	6.88	81.2	635
400,001 - 450,000	95	40,321,554	5.2	6.77	81.8	644
450,001 - 500,000	79	37,818,508	4.9	6.59	81.8	649
500,001 - 550,000	24	12,546,776	1.6	6.65	82.7	654
550,001 - 600,000	17	9,851,935	1.3	7.02	81.2	627
600,001 - 750,000	14	9,300,696	1.2	6.49	77.4	656
750,001 - 800,000	2	1,599,469	0.2	7.62	76.4	661
800,001 - 850,000	3	2,519,093	0.3	7.86	75.8	618
Total:	4,122	769,743,128	100.0	7.07	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
20.000 - 50.000	62	9,244,700	1.2	7.10	41.1	586
50.001 - 55.000	30	6,116,095	0.8	6.74	52.3	582
55.001 - 60.000	45	8,462,334	1.1	7.25	57.9	575
60.001 - 65.000	115	22,139,583	2.9	7.31	63.5	575
65.001 - 70.000	159	32,072,446	4.2	7.08	68.5	592
70.001 - 75.000	228	47,724,713	6.2	7.18	74.0	592
75.001 - 80.000	2,021	381,820,060	49.6	6.80	79.8	641
80.001 - 85.000	426	76,615,089	10.0	7.28	84.5	603
85.001 - 90.000	631	118,613,651	15.4	7.30	89.6	620
90.001 - 95.000	251	42,506,365	5.5	7.87	94.8	647
95.001 - 100.000	154	24,428,091	3.2	7.70	99.8	680
Total:	4,122	769,743,128	100.0	7.07	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	755	138,984,714	18.1	7.39	81.7	627
0.50	6	1,927,318	0.3	8.46	82.2	622
1.00	253	55,938,188	7.3	7.29	82.3	641
1.50	1	202,277	0.0	8.99	90.0	591
1.75	58	18,043,472	2.3	6.57	81.0	659
2.00	2,853	522,681,154	67.9	6.99	80.6	624
2.50	2	328,190	0.0	8.25	84.7	610
3.00	182	29,683,605	3.9	6.86	82.5	621
5.00	12	1,954,209	0.3	6.65	82.8	635
Total:	4,122	769,743,128	100.0	7.07	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,427	420,673,619	54.7	6.92	81.9	612
Reduced	684	138,346,244	18.0	7.18	82.0	658
No Income/ No Asset	37	6,756,926	0.9	6.82	80.3	642
Stated Income / Stated Assets	974	203,966,340	26.5	7.32	78.7	635
Total:	4,122	769,743,128	100.0	7.07	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,804	722,690,140	93.9	7.02	80.8	624
Second Home	27	5,265,382	0.7	7.02	84.3	664
Investor	291	41,787,606	5.4	8.01	84.0	664
Total:	4,122	769,743,128	100.0	7.07	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	714	209,622,421	27.2	6.65	78.2	632
Florida	517	85,484,986	11.1	7.28	82.1	631
Nevada	193	42,889,282	5.6	7.08	80.0	638
Illinois	208	36,638,175	4.8	7.31	82.6	632
New York	111	31,119,885	4.0	7.07	80.2	622
Texas	255	30,324,761	3.9	7.59	84.0	632
Maryland	129	27,207,095	3.5	7.15	79.3	603
Arizona	148	23,681,494	3.1	7.08	81.7	625
Virginia	116	22,352,664	2.9	7.07	80.1	608
New Jersey	90	21,744,227	2.8	7.42	79.7	607
Colorado	111	19,909,568	2.6	7.12	82.5	623
Oregon	113	19,644,702	2.6	6.93	81.1	637
Michigan	167	19,430,669	2.5	7.71	84.2	619
Washington	102	18,512,853	2.4	6.77	80.8	643
Massachusetts	65	16,782,577	2.2	6.98	78.0	627
Other	1,083	144,397,770	18.8	7.29	84.2	620
Total:	4,122	769,743,128	100.0	7.07	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,230	390,189,154	50.7	7.07	83.0	649
Refinance - Rate Term	162	27,663,544	3.6	7.03	80.9	614
Refinance - Cashout	1,730	351,890,430	45.7	7.07	78.8	603
Total:	4,122	769,743,128	100.0	7.07	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	4,122	769,743,128	100.0	7.07	81.0	627
Total:	4,122	769,743,128	100.0	7.07	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,252	590,928,004	76.8	7.04	81.0	623
PUD	380	82,539,289	10.7	7.10	80.8	634
Condo	238	39,558,657	5.1	7.15	81.1	634
2 Family	166	34,885,328	4.5	7.02	80.9	639
3-4 Family	86	21,831,850	2.8	7.61	81.6	662
Total:	4,122	769,743,128	100.0	7.07	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.00	37	6,944,108	0.9	5.90	80.5	675
4.01 - 4.50	104	21,792,722	2.8	5.79	79.2	661
4.51 - 5.00	270	51,545,759	6.7	6.34	81.3	662
5.01 - 5.50	468	87,716,120	11.4	6.56	80.4	643
5.51 - 6.00	824	163,409,730	21.2	6.70	80.3	632
6.01 - 6.50	619	109,877,628	14.3	7.08	82.0	630
6.51 - 7.00	1,150	230,503,783	29.9	7.27	81.1	612
7.01 - 7.50	294	46,996,691	6.1	8.07	82.0	618
7.51 - 8.00	187	29,129,498	3.8	8.46	82.7	604
8.01 - 8.50	98	13,496,107	1.8	8.87	81.7	584
8.51 - 9.00	45	5,832,119	0.8	9.44	77.9	555
9.01 - 9.50	17	1,604,833	0.2	9.98	77.4	550
9.51 - 10.00	6	650,743	0.1	10.80	78.9	586
10.01 - 10.50	2	125,786	0.0	11.34	80.0	571
10.51 - 12.50	1	117,501	0.0	6.99	94.8	609
Total:	4,122	769,743,128	100.0	7.07	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
10 - 12	1	641,623	0.1	5.75	68.8	669
13 - 15	6	951,422	0.1	7.22	82.7	650
16 - 18	40	6,801,392	0.9	7.48	81.8	637
19 - 21	1,745	331,959,449	43.1	7.03	81.4	626
22 - 24	2,330	429,389,242	55.8	7.09	80.8	627
Total:	4,122	769,743,128	100.0	7.07	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.89 - 11.50	23	5,098,035	0.7	5.37	76.6	629
11.51 - 12.00	211	40,012,993	5.2	5.82	78.2	629
12.01 - 12.50	276	59,609,266	7.7	5.95	77.2	638
12.51 - 13.00	533	118,523,627	15.4	6.23	79.2	645
13.01 - 13.50	565	117,304,688	15.2	6.59	81.3	638
13.51 - 14.00	738	147,211,185	19.1	7.05	81.8	631
14.01 - 14.50	589	103,776,373	13.5	7.49	82.3	631
14.51 - 15.00	504	83,036,901	10.8	7.92	83.0	606
15.01 - 15.50	306	45,323,913	5.9	8.46	84.8	604
15.51 - 16.00	219	29,859,071	3.9	8.84	82.0	586
16.01 - 16.50	72	9,355,882	1.2	9.32	81.3	553
16.51 - 17.00	42	5,491,558	0.7	9.79	79.2	581
17.01 - 17.50	24	2,606,137	0.3	10.32	70.9	537
17.51 - 18.00	11	1,306,001	0.2	10.82	73.2	572
18.01 - 18.99	9	1,227,498	0.2	11.43	68.9	537
Total:	4,122	769,743,128	100.0	7.07	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	18	2,806,377	0.4	6.46	87.5	676
4.51 - 5.50	169	37,018,880	4.8	5.63	79.0	653
5.51 - 6.00	518	110,823,449	14.4	5.90	78.9	644
6.01 - 6.50	597	126,652,124	16.5	6.40	80.4	642
6.51 - 7.00	810	162,366,850	21.1	6.87	81.5	634
7.01 - 7.50	611	112,097,680	14.6	7.35	82.0	629
7.51 - 8.00	601	104,908,979	13.6	7.84	82.2	608
8.01 - 8.50	347	54,065,571	7.0	8.32	83.1	604
8.51 - 9.00	254	34,468,108	4.5	8.77	81.4	581
9.01 - 9.50	94	12,343,483	1.6	9.28	81.7	558
9.51 - 10.00	53	6,527,081	0.8	9.76	78.6	574
10.01 - 10.50	26	2,704,031	0.4	10.32	71.0	537
10.51 - 11.00	13	1,418,494	0.2	10.80	73.6	577
11.01 - 11.50	5	713,124	0.1	11.14	71.6	548
11.51 - 12.00	4	514,373	0.1	11.82	65.1	522
12.51 - 13.75	2	314,522	0.0	6.70	80.6	642
Total:	4,122	769,743,128	100.0	7.07	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	4	607,171	0.1	7.42	88.9	596
1.50	490	88,791,366	11.5	7.28	81.2	629
2.00	99	25,637,920	3.3	6.62	81.8	658
3.00	3,529	654,706,670	85.1	7.06	81.0	625
Total:	4,122	769,743,128	100.0	7.07	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,004	339,857,031	44.2	7.14	81.4	631
1.50	1,717	340,477,417	44.2	7.04	81.1	626
2.00	401	89,408,680	11.6	6.94	79.5	614
Total:	4,122	769,743,128	100.0	7.07	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,336	570,514,786	74.1	7.23	80.9	618
24	387	102,425,687	13.3	6.48	82.0	653
60	399	96,802,655	12.6	6.78	80.7	652
Total:	4,122	769,743,128	100.0	7.07	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – ARM 3/27 Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  Approximately 16.7% of the mortgage loans do not provide for any payments of principal in the first two,three and five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	406
Total Outstanding Loan Balance	$73,658,953*	Min	Max
Average Loan Current Balance	$181,426	$34,483	$680,000
Weighted Average Original LTV	79.0%**
Weighted Average Coupon	6.58%	4.95%	10.49%
Arm Weighted Average Coupon	6.58%
Fixed Weighted Average Coupon	0.00%
Weighted Average Margin	6.17%	3.25%	9.59%
Weighted Average FICO (Non-Zero)	622
Weighted Average Age (Months)	3
% First Liens	100.0%
% Second Liens	0.0%
% Arms	100.0%
% Fixed	00.0%
% of Loans with Mortgage Insurance	2.0%

*

ARM 3/27 collateral will compromise of approximately [$79,350,000] of the [$1,150,000,050] total deal collateral.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
OLTV Buckets for Cash Out Loans	Loans	Balance	Balance	%	%	FICO
1 - 75	67	13,402,758	32.4	6.68	63.2	578
76 - 80	78	15,016,111	36.3	6.44	79.4	609
81 - 85	32	6,874,563	16.6	6.80	84.2	603
86 - 100	28	6,041,179	14.6	6.30	91.0	647
Total:	205	41,334,612	100.0	6.56	76.6	604

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.95 - 5.00	3	1,209,300	1.6	4.95	90.4	724
5.01 - 5.50	26	5,627,602	7.6	5.38	75.5	641
5.51 - 6.00	97	18,852,669	25.6	5.84	77.5	632
6.01 - 6.50	76	15,460,592	21.0	6.33	78.4	610
6.51 - 7.00	77	13,857,460	18.8	6.77	79.8	629
7.01 - 7.50	39	6,296,107	8.5	7.27	81.1	627
7.51 - 8.00	43	6,526,527	8.9	7.76	79.9	594
8.01 - 8.50	23	3,296,751	4.5	8.29	83.4	600
8.51 - 9.00	14	1,897,502	2.6	8.79	79.8	574
9.01 - 9.50	3	335,570	0.5	9.37	74.2	521
9.51 - 10.00	3	159,156	0.2	9.69	75.0	550
10.01 - 10.49	2	139,719	0.2	10.20	77.6	519
Total:	406	73,658,953	100.0	6.58	79.0	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
503 - 525	19	2,887,915	3.9	8.18	76.0	520
526 - 550	32	5,520,763	7.5	6.97	68.0	537
551 - 575	46	9,375,478	12.7	6.88	75.3	562
576 - 600	44	7,775,609	10.6	6.49	78.6	588
601 - 625	62	12,653,632	17.2	6.33	78.0	612
626 - 650	86	16,037,901	21.8	6.42	82.1	638
651 - 675	48	8,174,885	11.1	6.54	81.5	663
676 - 700	29	3,927,243	5.3	6.53	81.2	688
701 - 725	16	3,385,873	4.6	5.95	85.9	716
726 - 750	14	2,113,225	2.9	6.63	82.5	733
751 - 775	6	735,525	1.0	6.36	82.8	763
776 - 786	4	1,070,905	1.5	6.08	85.8	780
Total:	406	73,658,953	100.0	6.58	79.0	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
34,483 - 50,000	6	275,802	0.4	8.86	79.7	634
50,001 - 100,000	70	5,760,345	7.8	7.21	79.9	634
100,001 - 150,000	114	14,175,821	19.2	6.75	79.8	623
150,001 - 200,000	85	14,648,755	19.9	6.52	77.3	622
200,001 - 250,000	51	11,287,588	15.3	6.69	79.3	605
250,001 - 300,000	38	10,518,047	14.3	6.49	79.8	624
300,001 - 350,000	16	5,270,596	7.2	6.48	81.2	615
350,001 - 400,000	10	3,704,448	5.0	5.99	82.2	619
400,001 - 450,000	5	2,114,839	2.9	6.28	63.9	599
450,001 - 500,000	4	1,920,807	2.6	6.62	76.6	632
500,001 - 550,000	4	2,085,429	2.8	5.41	82.8	677
550,001 - 600,000	1	578,222	0.8	5.89	78.5	628
600,001 - 680,000	2	1,318,255	1.8	6.51	80.5	624
Total:	406	73,658,953	100.0	6.58	79.0	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
30.370 - 50.000	9	1,692,521	2.3	6.33	40.6	554
50.001 - 55.000	6	1,463,497	2.0	6.28	52.7	610
55.001 - 60.000	9	1,519,617	2.1	6.34	58.0	614
60.001 - 65.000	11	1,445,809	2.0	6.80	61.8	576
65.001 - 70.000	19	4,187,887	5.7	6.77	68.1	569
70.001 - 75.000	25	4,364,370	5.9	7.11	73.2	578
75.001 - 80.000	221	37,512,872	50.9	6.37	79.7	632
80.001 - 85.000	44	9,482,625	12.9	6.90	84.2	608
85.001 - 90.000	37	7,775,524	10.6	6.73	89.4	636
90.001 - 95.000	12	2,480,491	3.4	6.51	94.8	679
95.001 - 100.000	13	1,733,740	2.4	7.53	99.9	679
Total:	406	73,658,953	100.0	6.58	79.0	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	128	24,475,822	33.2	6.79	78.8	610
1.00	11	2,403,793	3.3	6.63	84.0	644
2.00	16	3,626,038	4.9	6.62	84.0	631
3.00	251	43,153,300	58.6	6.45	78.4	626
Total:	406	73,658,953	100.0	6.58	79.0	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	269	48,554,356	65.9	6.44	79.3	615
Reduced	56	10,405,172	14.1	6.61	80.6	643
Stated Income / Stated Assets	81	14,699,425	20.0	7.02	76.9	629
Total:	406	73,658,953	100.0	6.58	79.0	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	380	71,014,227	96.4	6.55	78.9	620
Investor	26	2,644,726	3.6	7.48	81.2	672
Total:	406	73,658,953	100.0	6.58	79.0	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	41	11,280,534	15.3	6.12	74.6	625
Florida	32	5,848,510	7.9	6.77	77.0	633
New Jersey	25	5,831,138	7.9	6.44	75.5	593
Washington	26	4,941,249	6.7	6.08	80.6	643
New York	21	4,758,761	6.5	6.60	78.3	603
Massachusetts	16	4,137,435	5.6	6.20	75.5	611
Maryland	17	3,354,450	4.6	6.60	82.2	613
Oregon	16	2,818,386	3.8	6.45	81.5	635
Arizona	21	2,776,806	3.8	6.82	80.3	624
North Carolina	19	2,740,691	3.7	6.75	85.8	634
Georgia	19	2,665,678	3.6	6.81	82.0	604
Nevada	11	2,579,214	3.5	6.71	81.1	639
Texas	20	2,324,924	3.2	7.10	80.7	646
Illinois	11	1,981,851	2.7	7.13	81.9	644
Ohio	17	1,947,076	2.6	6.88	86.9	631
Other	94	13,672,250	18.6	6.88	79.9	615
Total:	406	73,658,953	100.0	6.58	79.0	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	159	25,266,088	34.3	6.63	82.2	653
Refinance - Rate Term	42	7,058,254	9.6	6.52	81.5	614
Refinance - Cashout	205	41,334,612	56.1	6.56	76.6	604
Total:	406	73,658,953	100.0	6.58	79.0	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 3/27	406	73,658,953	100.0	6.58	79.0	622
Total:	406	73,658,953	100.0	6.58	79.0	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	322	55,948,522	76.0	6.58	78.7	622
PUD	41	8,565,580	11.6	6.53	79.6	613
Condo	29	5,789,536	7.9	6.55	80.4	625
2 Family	10	2,384,673	3.2	6.82	78.6	605
3-4 Family	4	970,642	1.3	6.54	82.7	717
Total:	406	73,658,953	100.0	6.58	79.0	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.00	3	754,751	1.0	5.68	90.1	722
4.01 - 4.50	5	1,251,732	1.7	5.26	86.5	668
4.51 - 5.00	16	3,579,434	4.9	5.76	76.6	653
5.01 - 5.50	56	9,863,986	13.4	5.86	78.9	641
5.51 - 6.00	118	20,688,080	28.1	6.29	78.7	631
6.01 - 6.50	75	14,929,831	20.3	6.70	79.8	615
6.51 - 7.00	71	13,215,595	17.9	6.80	78.5	617
7.01 - 7.50	23	3,710,201	5.0	7.64	79.4	590
7.51 - 8.00	18	3,044,267	4.1	7.88	78.6	568
8.01 - 8.50	10	1,506,810	2.0	8.49	76.3	556
8.51 - 9.00	6	699,043	0.9	8.96	75.1	548
9.01 - 9.50	4	340,701	0.5	9.52	74.1	526
9.51 - 9.59	1	74,522	0.1	9.84	75.0	522
Total:	406	73,658,953	100.0	6.58	79.0	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
19 - 21	1	62,532	0.1	7.99	80.0	584
25 - 27	2	265,702	0.4	6.20	85.7	673
28 - 30	7	924,081	1.3	7.26	84.4	648
31 - 33	189	36,313,338	49.3	6.49	79.6	623
34 - 36	207	36,093,301	49.0	6.65	78.2	619
Total:	406	73,658,953	100.0	6.58	79.0	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
11.14 - 11.50	20	4,295,572	5.8	5.38	79.5	653
11.51 - 12.00	79	15,091,558	20.5	5.78	78.9	637
12.01 - 12.50	60	12,740,450	17.3	6.24	76.2	600
12.51 - 13.00	68	14,181,786	19.3	6.42	79.0	629
13.01 - 13.50	43	7,254,237	9.8	6.73	80.1	627
13.51 - 14.00	58	8,930,094	12.1	7.27	78.3	614
14.01 - 14.50	31	5,217,206	7.1	7.66	82.3	627
14.51 - 15.00	22	3,119,072	4.2	8.11	81.7	599
15.01 - 15.50	12	1,453,541	2.0	8.42	85.1	605
15.51 - 16.00	8	956,191	1.3	8.92	78.5	557
16.01 - 16.50	2	224,578	0.3	9.71	74.8	515
16.51 - 17.00	1	34,483	0.0	9.57	75.0	645
17.01 - 17.50	1	49,940	0.1	10.49	83.3	515
18.01 - 20.70	1	110,245	0.1	7.35	85.0	635
Total:	406	73,658,953	100.0	6.58	79.0	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.20 - 4.50	3	452,020.00	0.6	6.36	85.4	654
4.51 - 5.50	32	7,525,953.00	10.2	5.48	79.7	657
5.51 - 6.00	101	19,419,720.00	26.4	5.89	77.8	633
6.01 - 6.50	76	15,156,612.00	20.6	6.34	78.1	611
6.51 - 7.00	76	13,453,711.00	18.3	6.78	79.6	629
7.01 - 7.50	38	6,198,897.00	8.4	7.33	81.1	625
7.51 - 8.00	38	5,992,263.00	8.1	7.75	79.3	586
8.01 - 8.50	21	3,093,202.00	4.2	8.29	82.4	595
8.51 - 9.00	12	1,633,244.00	2.2	8.81	77.3	554
9.01 - 9.50	3	335,570.00	0.5	9.37	74.2	521
9.51 - 10.00	3	159,156.00	0.2	9.69	75.0	550
10.01 - 10.50	2	139,719.00	0.2	10.2	77.6	519
12.51 - 14.50	1	98,888.00	0.1	7.5	85.0	740
Total:	406	73,658,953.00	100	6.58	79.0	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	27	4,035,517.00	5.5	7.19	81.4	649
2.00	4	512,620.00	0.7	6.43	80.0	658
3.00	375	69,110,816.00	93.8	6.54	78.8	620
Total:	406	73,658,953.00	100	6.58	79.0	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	296	53,637,774.00	72.8	6.55	79.4	619
1.50	89	15,910,184.00	21.6	6.62	78.2	631
2.00	21	4,110,995.00	5.6	6.83	77.6	619
Total:	406	73,658,953.00	100	6.58	79.0	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	351	61,398,336.00	83.4	6.59	78.7	618
24	1	224,800.00	0.3	6.25	85.0	649
36	31	7,180,017.00	9.7	6.39	79.6	638
60	23	4,855,800.00	6.6	6.75	81.3	645
Total:	406	73,658,953.00	100	6.58	79.0	622

    *     Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – ARM 5/25 Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  Approximately 42.6% of the mortgage loans do not provide for any payments of principal in the first five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	52
Total Outstanding Loan Balance	$11,137,226*	Min	Max
Average Loan Current Balance	$214,177	$41,494	$632,000
Weighted Average Original LTV	80.8%**
Weighted Average Coupon	6.62%	5.20%	8.55%
Arm Weighted Average Coupon	6.62%
Fixed Weighted Average Coupon	0.00%
Weighted Average Margin	6.09%	2.25%	8.13%
Weighted Average FICO (Non-Zero)	657
Weighted Average Age (Months)	3
% First Liens	100.0%
% Second Liens	0.0%
% Arms	100.0%
% Fixed	00.0%
% of Loans with Mortgage Insurance	0.0%

*

ARM 5/25 collateral will compromise of approximately [$11,500,000] of the [$1,150,000,050] total deal collateral.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
OLTV Buckets for Cash Out Loans	Loans	Balance	Balance	%	%	FICO
1 - 75	10	1,874,110	30.0	6.58	66.1	613
76 - 80	6	1,474,622	23.6	6.53	80.0	654
81 - 85	3	618,044	9.9	6.58	84.6	637
86 - 100	10	2,280,035	36.5	6.78	91.9	651
Total:	29	6,246,811	100.0	6.64	80.6	639

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.20 - 5.50	5	1,569,140	14.1	5.33	78.6	699
5.51 - 6.00	5	1,149,216	10.3	5.86	74.6	651
6.01 - 6.50	10	2,380,865	21.4	6.33	81.3	673
6.51 - 7.00	16	3,329,345	29.9	6.80	81.4	646
7.01 - 7.50	7	1,304,952	11.7	7.28	83.8	636
7.51 - 8.00	5	804,588	7.2	7.85	82.9	634
8.01 - 8.50	2	450,442	4.0	8.41	86.9	638
8.51 - 8.55	2	148,679	1.3	8.53	76.4	581
Total:	52	11,137,226	100.0	6.62	80.8	657

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
526 - 550	1	107,185	1.0	8.53	75.0	550
551 - 575	1	98,832	0.9	6.85	80.9	569
576 - 600	8	1,512,987	13.6	7.12	82.3	590
601 - 625	10	2,349,425	21.1	6.59	77.4	612
626 - 650	9	1,455,283	13.1	7.14	83.2	641
651 - 675	6	1,603,236	14.4	6.70	81.0	664
676 - 700	7	1,526,620	13.7	6.25	78.5	690
701 - 725	3	923,053	8.3	5.67	80.0	717
726 - 750	6	1,452,684	13.0	6.33	85.8	739
751 - 764	1	107,920	1.0	7.00	80.0	764
Total:	52	11,137,226	100.0	6.62	80.8	657

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
41,494 - 50,000	1	41,494	0.4	8.55	80.0	660
50,001 - 100,000	5	449,951	4.0	7.03	81.3	647
100,001 - 150,000	11	1,353,380	12.2	6.78	74.6	646
150,001 - 200,000	14	2,448,648	22.0	6.65	80.3	654
200,001 - 250,000	5	1,058,318	9.5	7.09	84.5	657
250,001 - 300,000	4	1,113,348	10.0	6.93	74.9	627
300,001 - 350,000	6	1,874,439	16.8	6.46	84.2	650
350,001 - 400,000	1	357,386	3.2	7.30	90.0	595
400,001 - 450,000	2	860,800	7.7	5.74	80.0	697
450,001 - 500,000	2	947,462	8.5	6.84	85.1	676
600,001 - 632,000	1	632,000	5.7	5.30	80.0	718
Total:	52	11,137,226	100.0	6.62	80.8	657

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
36.000 - 50.000	2	320,359	2.9	6.04	41.1	632
60.001 - 65.000	1	200,000	1.8	6.88	61.7	639
65.001 - 70.000	4	773,836	6.9	6.08	69.2	611
70.001 - 75.000	4	865,813	7.8	6.89	74.9	605
75.001 - 80.000	24	5,230,704	47.0	6.50	80.0	686
80.001 - 85.000	5	926,401	8.3	6.87	84.3	631
85.001 - 90.000	7	1,728,927	15.5	6.94	89.4	619
90.001 - 95.000	3	753,693	6.8	6.38	95.0	714
95.001 - 100.000	2	337,493	3.0	7.51	100.0	615
Total:	52	11,137,226	100.0	6.62	80.8	657

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	10	2,282,836	20.5	7.13	80.4	627
1.00	3	687,000	6.2	6.12	83.9	694
2.00	6	1,656,459	14.9	6.48	83.2	693
3.00	28	5,357,232	48.1	6.54	79.0	655
4.00	1	154,802	1.4	8.25	100.0	580
5.00	4	998,896	9.0	6.15	82.5	658
Total:	52	11,137,226	100.0	6.62	80.8	657

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	31	6,447,469	57.9	6.55	81.6	646
Reduced	10	1,985,372	17.8	6.35	78.1	688
Stated Income / Stated Assets	11	2,704,385	24.3	6.97	80.9	660
Total:	52	11,137,226	100.0	6.62	80.8	657

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	48	10,184,848	91.4	6.59	80.6	657
Investor	4	952,377	8.6	6.94	83.8	658
Total:	52	11,137,226	100.0	6.62	80.8	657

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	13	3,862,260	34.7	6.09	78.4	674
New York	4	1,337,412	12.0	6.70	78.3	646
Oregon	5	746,661	6.7	6.77	79.9	655
Florida	5	714,330	6.4	7.57	82.8	603
New Jersey	2	674,277	6.1	7.09	90.0	603
Washington	3	536,869	4.8	6.48	70.8	690
Illinois	3	533,592	4.8	7.70	80.2	668
Nevada	2	413,525	3.7	7.43	82.5	670
Maryland	1	301,607	2.7	6.70	90.0	585
Massachusetts	1	285,897	2.6	5.75	70.0	620
Virginia	2	282,836	2.5	5.91	78.0	695
Ohio	2	234,171	2.1	7.33	86.1	663
Tennessee	2	205,186	1.8	6.32	86.1	725
Pennsylvania	1	185,136	1.7	6.95	80.0	681
Connecticut	1	182,692	1.6	6.88	100.0	645
Other	5	640,774	5.8	6.88	91.3	655
Total:	52	11,137,226	100.0	6.62	80.8	657

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	20	4,224,149	37.9	6.63	81.1	684
Refinance - Rate Term	3	666,266	6.0	6.28	81.2	648
Refinance - Cashout	29	6,246,811	56.1	6.64	80.6	639
Total:	52	11,137,226	100.0	6.62	80.8	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 5/25	52	11,137,226	100.0	6.62	80.8	657
Total:	52	11,137,226	100.0	6.62	80.8	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	35	6,988,541	62.7	6.50	80.2	652
2 Family	7	2,290,248	20.6	6.69	82.4	661
PUD	5	968,667	8.7	6.83	82.4	633
Condo	4	594,130	5.3	6.49	80.0	725
3-4 Family	1	295,640	2.7	8.50	80.0	668
Total:	52	11,137,226	100.0	6.62	80.8	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	2	316,826	2.8	5.38	64.4	719
4.01 - 4.50	3	784,006	7.0	5.41	85.1	685
4.51 - 5.00	2	693,000	6.2	6.06	76.0	687
5.01 - 5.50	8	1,193,545	10.7	6.61	82.2	677
5.51 - 6.00	11	1,976,260	17.7	7.02	79.1	647
6.01 - 6.50	4	1,357,677	12.2	6.01	80.0	698
6.51 - 7.00	17	4,100,593	36.8	6.77	83.3	629
7.01 - 7.50	3	517,134	4.6	8.21	80.0	667
7.51 - 8.00	1	91,000	0.8	7.99	70.0	588
8.01 - 8.13	1	107,185	1.0	8.53	75.0	550
Total:	52	11,137,226	100.0	6.62	80.8	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
37 - 59	52	11,137,226	100.0	6.62	80.8	657
Total:	52	11,137,226	100.0	6.62	80.8	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 11.50	1	167,171	1.5	5.50	80.0	746
12.01 - 12.50	6	1,923,645	17.3	5.61	78.8	688
12.51 - 13.00	5	1,149,216	10.3	5.86	74.6	651
13.01 - 13.50	10	2,108,972	18.9	6.41	81.4	671
13.51 - 14.00	17	3,509,345	31.5	6.85	81.4	647
14.01 - 14.50	5	1,055,168	9.5	7.31	84.7	633
14.51 - 15.00	4	624,588	5.6	7.90	83.7	625
15.01 - 15.50	2	450,442	4.0	8.41	86.9	638
15.51 - 15.55	2	148,679	1.3	8.53	76.4	581
Total:	52	11,137,226	100.0	6.62	80.8	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
5.20 - 5.50	5	1,569,140	14.1	5.33	78.6	699
5.51 - 6.00	5	1,149,216	10.3	5.86	74.6	651
6.01 - 6.50	10	2,380,865	21.4	6.33	81.3	673
6.51 - 7.00	16	3,329,345	29.9	6.80	81.4	646
7.01 - 7.50	7	1,304,952	11.7	7.28	83.8	636
7.51 - 8.00	5	804,588	7.2	7.85	82.9	634
8.01 - 8.50	2	450,442	4.0	8.41	86.9	638
8.51 - 8.55	2	148,679	1.3	8.53	76.4	581
Total:	52	11,137,226	100.0	6.62	80.8	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	8	1,648,309	14.8	6.60	85.6	661
2.00	4	920,000	8.3	6.45	76.0	683
3.00	39	8,401,745	75.4	6.66	80.4	651
5.00	1	167,171	1.5	5.50	80.0	746
Total:	52	11,137,226	100.0	6.62	80.8	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	18	3,207,104	28.8	6.73	82.3	671
1.50	24	6,241,839	56.0	6.47	81.7	661
2.00	10	1,688,282	15.2	6.94	74.8	614
Total:	52	11,137,226	100.0	6.62	80.8	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	32	6,390,554	57.4	6.83	80.9	636
60	20	4,746,671	42.6	6.33	80.8	684
Total:	52	11,137,226	100.0	6.62	80.8	657

*     Note, for second liens, CLTV is employed in this calculation.